REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”) is entered into as of August 13, 2019 by and between AgeX Therapeutics, Inc., a California corporation (the “Company”) and the Juvenescence Limited, a company incorporated in the British Virgin Islands (“Holder”).

NOW, THEREFORE, the parties agree as follows:

1. Certain Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

(c) “Holder” shall mean Juvenescence Limited, a company incorporated in the British Virgin Islands, and its transferees as permitted by Section 6.

(d) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

(e) “Loan Agreement” means the Loan Facility Agreement between the Company and Holder, dated August 13, 2019, pursuant to which the Company agreed to issue the Shares and the Warrants.

(f) “Registrable Securities” means the Shares, Warrants, and Warrant Shares. Any securities that are (i) distributed as a dividend or otherwise with respect to Registrable Securities, (ii) issuable upon the exercise or conversion of Registrable Securities, or (iii) issued or issuable in exchange for or through conversion of Registrable Securities pursuant to a recapitalization, reorganization, merger, consolidation or other transaction shall also constitute Registrable Securities.

(g) “Shares” means 19,000 shares of common stock, par value $0.0001 per share, of the Company issued by the Company upon the Company’s first draw down from the credit line under the Loan Agreement.

(h) “Warrants” means up to 150,000 common stock purchase warrants governed by that certain Warrant Agreement, dated August 13, 2019.

(i) “Warrant Shares” means shares of common stock, par value $0.0001 per share, of the Company issuable by the Company pursuant to the exercise of Warrants.

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Registration Rights Agreement

2. Registration Rights.

(a) Filing of Registration Statement with Respect to Shares and Warrant Shares. The Company agrees, at its expense, to file a registration statement with the Commission to register Registrable Securities under the Act, and to take such other actions as may be necessary to allow the Registrable Securities to be freely tradable, without restrictions under the Act, provided that the Company is eligible to register such Registrable Securities on Form S-3. Such registration statement shall be filed following a written request for registration from the Holder. The Company will use commercially reasonable efforts to cause the registration statement to become effective as promptly as practicable after filing. The Company will make all filings required under applicable state securities or “blue sky” laws so that the Registrable Securities being registered shall be registered or qualified for sale under the securities or blue sky laws of New York, California and such jurisdictions as shall be reasonably appropriate for distribution of the Shares and Warrant Shares covered by the registration statement. The registration statement shall be a “shelf” registration pursuant to Rule 415 (or similar rule that may be adopted by the Commission) and shall provide that the Holder’s plan of distribution is to offer and sell Shares or Warrant Shares from time to time at market prices or prices related to market prices; provided, that a registration statement may be amended to provide for an underwritten public offering of Registrable Securities included in the registration statement (excluding Warrants except as provided in Section 2(e)) if the Holder submits to the Company a written notice to such effect with a copy of the applicable underwriting documents and such other relevant information concerning the offering as the Company may request. The Company shall use commercially reasonable efforts to keep each such registration statement effective until the earlier of (i) completion of the distribution or distributions being made pursuant thereto, and (ii) such time as the Holder is eligible to sell its Shares and Warrant Shares under Rule 144 under the Act without application of the manner of sale and volume limitations under Rule 144. The Company will furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and such other related documents as the Holder may reasonably request in order to effect the sale of its Registrable Securities.

(b) “Piggy-Back Registration” of Shares. If, at any time the Company proposes to register any of its securities under the Act (otherwise than pursuant to (i) this Agreement, (ii) a registration statement pertaining to subscription rights distributed to Company shareholders, and (iii) a registration on a Form S-8 or any other form if such form cannot be used for registration of the Registrable Securities pursuant to its terms), and the Shares and Warrant Shares shall not then be eligible for sale by the Holder under Rule 144 under the Act, the Company shall, as promptly as practicable, give written notice to the Holder. The Company shall include in such registration statement the Registrable Securities proposed to be sold by the Holder, subject to the provisions of Section 2(e) if the offering is made through underwriters. If the registration by the Company pertains to an offering by the Company without underwriters, Holder shall not be entitled to participate as a party to any stock sale or purchase agreement entered into by the Company for the sale of securities for its own account or to otherwise sell Registrable Securities to any prospective purchaser to whom the Company offers registered securities for the Company’s account other than in “at-the-market” transactions as defined in Rule 415 promulgated under the Act.

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(c) Costs of Registration. The Company shall pay the cost of the registration statements filed pursuant to this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including counsel’s fees and expenses in connection therewith), printing expenses, messenger and delivery expenses, internal expenses of the Company, listing fees and expenses, and fees and expenses of the Company’s counsel, independent accountants and other persons retained or employed by the Company. Holder shall pay any underwriters discounts applicable to the Registrable Securities.

(d) Other Securities. Any registration statement filed pursuant to this Agreement may include other securities of the Company which are held by other persons who, by virtue of agreements with the Company or permission given, are entitled to include their securities in such registration.

(e) Underwriting. If Holder wishes to include Shares, Warrant Shares, or other Registrable Securities (but not Warrants) in a registration under Section 2(b), or if Holder intends to distribute Shares by means of an underwriting to be registered under Section 2(a), Holder shall so advise the Company prior to the effective date of the registration statement filed by the Company. Holder shall not have the right to include Warrants in an underwriting unless either (i) the inclusion of such Warrants in the registration is for the purpose of permitting the underwriters to exercise the Warrants and sell the Registrable Securities issued upon such exercise, or (ii) the Company expressly consents in writing to such inclusion in its sole discretion.

The Company shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting the Holder, in the case of a registration under Section 2(a), or selected by the Company in its sole discretion in the case of a registration under Section 2(b). Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Holder and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated first to the Company in a registration under Section 2(b), and then, in a registration under Section 2(a) or Section 2(b), among Holder and any other holders of securities having rights to include their securities in the registration, at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitation shall be included in such registration.

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If Holder or any other holder of securities eligible for inclusion in the registration disapproves of the terms of the underwriting, such person may elect to withdraw from the underwriting and registration by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from the registration; provided, however, that, if by the withdrawal of such Registrable Securities or other securities a greater number of Registrable Securities held by other securities held by persons having rights to participate in such registration may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to Holder and other persons who have included Registrable Securities or other securities in the registration the right to include additional Registrable Securities (excluding Warrants except as permitted in Section 2(e)) or other securities in the same proportion used in determining the underwriter limitation.

(f) Waiver. Notwithstanding any other provision of this Agreement, the rights of the Holder under Section 2(b) may be waived by the Holder.

(g) Limitation on Company Liability. The Company shall have no obligation to make any cash settlement or payment to Holder, or to issue any additional Registrable Securities or other securities to Holder, in the event that the Company is unable to effect or maintain in effect the registration of any Registrable Securities under the Act or any state securities law despite the Company’s commercially reasonable efforts so to do.

3. Indemnification.

(a) The Company will indemnify, defend and hold harmless Holder, each of its officers, directors and partners, and each person who controls Holder within the meaning of the Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Act from and against all expenses, claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened (other than a settlement effected without the consent of the Company, which consent will not unreasonably be withheld), to the extent such expenses, claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof) arise out of or are based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, offering Registrable Securities, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (ii) any violation, by the Company, of any rule or regulation promulgated under the Act and applicable to the Company and relating to any registration of Registrable Securities by the Company under the Act. The Company will reimburse Holder, each of its officers, directors and partners, and each person controlling Holder, each such underwriter and each such person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holder or underwriter or controlling person specifically for use in connection with the registration or offering of Registrable Securities.

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(b) Holder will, if Registrable Securities held by Holder are included in a registration under the Act or under any state securities law, indemnify, defend and hold harmless the Company, each of its directors and officers, and each independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act, from and against all claims, losses, damages and liabilities (or actions commenced or threatened in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement offering Registrable Securities, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (ii) any violation, by Holder, of any rule or regulation promulgated under the Act applicable to Holder and relating to action or inaction required of Holder in connection with any registration of Registrable Securities. Holder will reimburse the Company and its directors, officers, partners, persons, accounting firms, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company or any underwriter by Holder specifically for use therein; provided, however, that the obligations of Holder under this Section 3(b) shall be limited to an amount equal to the net proceeds to Holder from the sale of Registrable Securities pursuant to such registration.

(c) Each party entitled to indemnification under this Section 3 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at the Indemnified Party’s own expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 except to the extent such failure is prejudicial to the ability of the Indemnifying Party to defend such action, but such failure shall not relieve the Indemnifying Party of any liability that the Indemnifying Party may have to any Indemnified Party otherwise than under this Section 3. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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4. Information by Holder. Holder shall furnish to the Company and to each underwriter, upon the Company’s request, such information regarding Holder and the distribution proposed by Holder as shall be required in connection with any registration of Registrable Securities.

5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) Use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at such times as the Company is subject to the reporting requirements under Section 13 of the Exchange Act; and,

(b) So long as Holder owns any Registrable Securities, furnish to Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company under the Exchange Act as Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

6. Transfer of Registration Rights. The rights to cause the Company to register securities under this Agreement may be assigned: (a) to an “affiliate” (defined as an entity that controls, is controlled by, or under common control with the transferor); (b) to one or more of its general partners, limited partners, or members if the transferor is a partnership or limited liability company; or (c) to any other transferee or assignee of an aggregate of twenty-five percent (25%) or more of the transferor’s Registrable Securities; provided, that as a condition to any transfer of such rights the transferor must give the Company written notice at the time or within a reasonable time after said transfer, stating its desire to transfer such rights, the name and address of the transferee or assignee, and identifying the securities with respect to which such registration rights are being assigned; provided, further, that nothing in this Section shall be construed in any way to limit any restriction or condition on transfer of any Registrable Securities imposed by any other agreement between Holder and the Company, the Act, any rule or regulation promulgated under the Act, or any state securities or blue sky law or any rule or regulation thereunder. In the event of any such transfer, the transferee shall have the rights and obligations of Holder, provided that the rights under Section 2(a) may be exercised only by holders of not less than 50% of the Registrable Securities.

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7. Computation of Certain Percentages. Where any provision of this Agreement provides for the exercise, waiver, or amendment of any rights upon the action of a holder of a specified percentage of Registrable Securities, such percentage shall be determined based upon the aggregate number of Registrable Securities issued and outstanding, and any holders of Warrants shall be deemed to own the Registrable Securities issuable upon the exercise of such Warrants.

8. Miscellaneous.

(a) Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, as applied to contracts entered into in California between California residents and to be performed entirely within California.

(b) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(c) Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by a written instrument signed by the Company and Holder.

(d) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand, by messenger or next business day air freight services, addressed (i) if to Holder at Holder’s address set forth on the signature page hereto, or at such other address as Holder shall have furnished to the Company in writing, or (ii) if to the Company, at 1010 Atlantic Avenue, Suite 102, Alameda, California 94501; attention: Chief Financial Officer, or at such other address as the Company shall have furnished to Holder in writing.

(e) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of or acquiescence in any such breach or default or any similar breach or default thereafter occurring. A waiver of any single breach or default shall not be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(f) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g) Titles and Subtitles. The titles of the sections and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts (including by separate counterpart signature pages), each of which shall be an original, but all of which together shall constitute one instrument. Any counterpart of this Agreement may be signed by electronic or facsimile, and such electronic or facsimile signature shall be deemed an original signature.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

AGEX THERAPEUTICS, INC.

By:	/s/ Russell L. Skibsted
Russell L. Skibsted,
Chief Financial Officer

By:	/s/ Judith Segall
Judith Segall, Secretary

HOLDER:

JUVENESCENCE LIMITED

By:	/s/ Gregory Bailey

Name:	Gregory Bailey

Title:	Authorized Signatory

Address for Notice:	4th Floor Viking House

Nelson Street

Isle of Man IMI2AH

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